SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934

     Date of Report (Date of earliest event reported): January 25, 2002
                                                       ----------------

                               ICALL SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA               000-26183             91-1932068
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

            388 Market Street, Suite 500
            San Francisco, CA                                  94111
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (604) 605-8852
                                                           --------------

Item 5. Other Events.

The Company has received signed Proxy Cards, including signed Waivers of Notice to the Meeting, from shareholders holding a total of 3,314,326 of the Company's voting shares, voting in favor of the proposed Name Change as set forth in the Company's recent proxy materials for the Special Meeting that was to be held on January 31, 2002. This total share count represents a "majority" vote IN FAVOR OF THE NAME CHANGE based on the Company's issued and outstanding shares as of the date of record (January 8, 2002).

EFFECTIVE IMMEDIATELY, THE COMPANY'S NAME HAS BEEN CHANGED FROM "ICALL SYSTEMS, INC." TO "INCALL SYSTEMS, INC."

Since there was no more business to be voted on or presented at the proposed Special Meeting of the Shareholders on January 31, 2002, the Company's Board of Directors has directed that this meeting be cancelled.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         InCall Systems. Inc. (formerly iCall Systems, Inc.
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         (Registrant)

         Date:  January 28, 2002     /s/ Ron McIntyre
                                         ------------
                                         Ron McIntyre, President

                                     /s/ Marc Crimeni
                                         ------------
                                         Marc Crimeni, Chief Executive
                                         Officer, Chairman of the Board of
                                         Directors